Exhibit 32.1

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of (18 U.S.C. 1350), the undersigned officer of Vivos Therapeutics, Inc., a Delaware corporation (the “Company”), does hereby certify, to the best of such officer’s knowledge and belief, that:

(1) The amendment to the Annual Report on Form 10-K for the year ended December 31, 2023 (the “Form 10-K/A”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-K/A fairly presents, in all materials respects, the financial condition and results of operations of the Company.

Date: July 29, 2024	By:	/s/ R. Kirk Huntsman
R. Kirk Huntsman
Chairman and Chief Executive Officer